CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


          We consent to the incorporation by reference in this Registration Statement on Form S-3 pertaining to Celsion Corporation of our report dated November 6, 2001 with respect to the financial statements of Celsion Corporation included in its Annual Report on Form 10-K for the year ended September 30, 2001 filed with the Securities and Exchange Commission.


                                                       /s/ Stegman & Company
                                                       ---------------------
                                                           Stegman & Company
Baltimore, Maryland
October 14, 2002